UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2026

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2811 Internet Boulevard, Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange
Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange
Guarantee of 3.500% Senior Notes due 2034 issued by Public Storage Operating Company	PSA/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On July 20, 2026, Public Storage Operating Company (“PSOC”), a subsidiary of Public Storage (the “Company”), completed the previously announced offering of $400 million 4.700% Senior Notes due 2032 (the “2032 Notes”) and $500 million 5.150% Senior Notes due 2036 (the “2036 Notes” and, together with the 2032 Notes, the “Notes”). The Notes are issued by PSOC and guaranteed by the Company.

The Notes have been issued pursuant to an Indenture, dated as of September 18, 2017, as supplemented by the Sixteenth Supplemental Indenture, dated as of August 14, 2023 (the “Base Indenture”), among PSOC, as issuer, the Company, as guarantor, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), as supplemented by the Twenty-Third Supplemental Indenture, dated as of July 20, 2026, relating to the 2032 Notes (the “Twenty-Third Supplemental Indenture”), and the Twenty-Fourth Supplemental Indenture, dated as of July 20, 2026, relating to the 2036 Notes (the “Twenty-Fourth Supplemental Indenture” and, collectively with the Twenty-Third Supplemental Indenture and the Base Indenture, the “Indenture”), each among PSOC, the Company and the Trustee.

The 2032 Notes bear interest at 4.700% per annum and the 2036 Notes bear interest at 5.150% per annum, both accruing from July 20, 2026. Interest on the 2032 Notes is payable semi-annually on February 1 and August 1 of each year, commencing on February 1, 2027. Interest on the 2036 Notes is payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2027. The 2032 Notes will mature on February 1, 2032 and the 2036 Notes will mature on August 15, 2036. The Notes are PSOC’s direct, unsecured and unsubordinated obligations and will rank equally in right of payment with all of PSOC’s existing and future unsecured and unsubordinated indebtedness.

The Company may redeem the Notes at any time in whole, or from time to time in part, at the applicable make-whole redemption price specified in the Indenture. If the 2032 Notes or the 2036 Notes are redeemed on or after January 1, 2032 (one month prior to the maturity date) or on or after May 15, 2036 (three months prior to the maturity date), respectively, the redemption price will be equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.

In the event that (x) the acquisition of National Storage Affiliates Trust by the Company (the “NSA Acquisition”) is not consummated on or prior to the later of (i) December 16, 2026 or (ii) any later date as the parties to the merger agreement between the Company, NSA and their respective affiliates may agree as the “Outside Date” thereunder or (y) PSOC notifies the trustee in writing that the Company will not pursue the consummation of the NSA Acquisition, PSOC will be required to redeem the Notes then outstanding at a redemption price equal to 101% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date.

The Indenture contains certain covenants that, among other things, limit the ability of PSOC, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture requires PSOC to maintain total unencumbered assets of at least 125% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing description is a summary of the terms of the Indenture and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture, the Twenty-Third Supplemental Indenture and the Twenty-Fourth Supplemental Indenture, as applicable (including the forms of Notes), copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and incorporated by reference herein.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-283556 and 333-283556-01) filed by the Company and PSOC with the Securities and Exchange Commission (the “SEC”) on December 2, 2024. A prospectus supplement, dated July 9, 2026, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

4.1	Amended and Restated Indenture, dated as of August 14, 2023, among Public Storage, Public Storage Operating Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee. Filed as Exhibit A to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 14, 2023 and incorporated herein by reference.

4.2	Twenty-Third Supplemental Indenture, dated as of July 20, 2026, among Public Storage Operating Company, Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.3	Twenty-Fourth Supplemental Indenture, dated as of July 20, 2026, among Public Storage Operating Company, Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee.

4.4	Form of Global Note representing the 2032 Notes (included in Exhibit 4.2).

4.5	Form of Global Note representing the 2036 Notes (included in Exhibit 4.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: July 20, 2026		Nathaniel A. Vitan Chief Legal Officer & Corporate Secretary